COLLATERAL ASSIGNMENT OF INTEREST RATE CAP AGREEMENT

THIS COLLATERAL ASSIGNMENT OF INTEREST RATE CAP AGREEMENT, dated as of July 24, 2026 (this “Assignment”), is made by BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Assignor”), in favor of VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company (together with its successors and/or assigns, “Assignee”).

RECITALS

A.                Pursuant to the terms of that certain Loan Agreement, dated as of the date hereof, between Assignor, as borrower, and Assignee, as lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Assignee has agreed to loan to Assignor the principal sum of up to $69,000,000.00 (“Loan”) for the purposes specified in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

B.                 Assignor has entered into that certain interest rate cap transaction as evidenced by that certain Confirmation (Reference Number [____________]), dated [date], between ________________________, as cap provider (“Counterparty”), and Assignor, as counterparty, a copy of which is attached as Exhibit A hereto, together with the documents referenced therein and incorporated therein by reference, and as supplemented and amended from time to time (collectively, the “Interest Rate Cap Agreement”).

C.                 As additional security for the payment and performance by Assignor of its obligations under the Loan Agreement and the other Loan Documents, Assignee has required that Assignor pledge and assign to Assignee any and all of its right, title and interest in, to and under the Interest Rate Cap Agreement, including, without limitation, the right to any Payments (as hereinafter defined) owed by the Counterparty to Assignor thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of ten ($10.00) dollars and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

1.                  To secure payment and performance of the obligations of Assignor in connection with the Loan and under the Loan Agreement and the other Loan Documents, Assignor does hereby absolutely, unconditionally and irrevocably grant a security interest in, and assign, transfer, convey and set over unto Assignee, its successors and assigns, all of Assignor’s right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in, to and under the Interest Rate Cap Agreement, including, but not limited to, any and all rights that Assignor may now or hereafter have to any and all payments, disbursements, distributions or proceeds (collectively, the “Payments”) owing, payable or required to be delivered to Assignor on account of the Interest Rate Cap Agreement with respect to the period commencing on the date hereof and ending on the date on which Assignor shall have repaid the Loan in its entirety, and all proceeds of any or all of the foregoing (collectively, the “Cap Collateral”); TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns. Moreover, Assignor does hereby absolutely, unconditionally and irrevocably assign to Assignee, its successors and assigns, any and all rights that Assignor may now or hereafter have to terminate the Interest Rate Cap Agreement, as provided for therein. This Assignment shall constitute a security agreement under the Uniform Commercial Code as adopted in the State of Delaware and New York (the “UCC”).

2.                  Concurrently herewith, Assignor shall cause Counterparty to execute and deliver to Assignee an “Acknowledgment of Pledge of Interest Rate Cap Agreement” in the form attached hereto, whereby Counterparty shall consent to the assignment contained in Paragraph 1 hereof and shall agree that it will make any Payments that become payable under or pursuant to the Interest Rate Cap Agreement directly into an account designated in writing by Assignee until such time as this Assignment is terminated or otherwise canceled, at which time Counterparty will be instructed in writing by Assignee to make payments to or on behalf of Assignor. The Counterparty shall be entitled to conclusively rely (without any independent investigation) on any written notice or instructions from Assignee in respect of the Interest Rate Cap Agreement and this Assignment. In consideration of the foregoing agreement by the Counterparty, Assignee and Assignor agree that Counterparty shall be held harmless and shall be fully indemnified by Assignor from and against any and all claims, other than those arising out of the gross negligence or willful misconduct of Counterparty, and from and against any damages, penalties, judgments, liabilities, losses or expenses (including reasonable attorneys’ fees and disbursements) reasonably incurred by Counterparty as a result of the assertion of any claim, by any Person, arising out of, or otherwise related to, any actions taken or omitted to be taken by Counterparty in reliance upon any such instructions or notices provided by Assignee.

3.                  Assignor shall cause all Payments to be made directly into the Restricted Account (or other account designated by Assignee) pursuant to the direction contained in the “Acknowledgement of Pledge of Interest Rate Cap Agreement” delivered in accordance with Paragraph 2 above and Assignee shall apply such Payments in the manner provided in the Loan Agreement and/or the Cash Management Agreement. Upon the occurrence and during the continuance of an Event of Default (which has not been waived in writing by Assignee), (a) payments received by Assignee may be applied by Assignee pursuant to the Loan Documents, and (b) Assignee shall be entitled to exercise all remedies provided in the UCC with respect to the security interest granted herein. In the event that any Payments consisting of cash, checks or instruments are actually received by Assignor, Assignor shall hold such cash, checks or instruments in trust for the benefit of Assignee, segregated from all other funds of Assignor, and forthwith upon receipt by Assignor, shall deposit the same into the Restricted Account (or other account designated by Assignee).

4.                  Except in connection with permitted transfers or encumbrances that do not require Assignee’s written consent or approval pursuant to the Loan Agreement, Assignor hereby covenants and agrees that Assignor shall not, without first obtaining Assignee’s or its successor’s or assign’s written consent, which consent may not be unreasonably withheld, conditioned or delayed, convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant an option or options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration), cancel or terminate the Interest Rate Cap Agreement except as required under the Loan Agreement. Assignor hereby further covenants and agrees that Assignor shall not, without first obtaining Assignee’s or its successor’s or assign’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed, amend or modify the Interest Rate Cap Agreement except as required under the Loan Agreement. Assignee agrees to be bound by all of the terms, covenants and conditions of the Interest Rate Cap Agreement.

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5.                  Assignor represents and warrants that: (a) it has the full power, right and authority to assign its interest in the Cap Collateral; (b) Assignor owns the Cap Collateral free and clear of all liens and claims of others and Assignor has not transferred, assigned, granted a security interest in or otherwise encumbered its interest in and to the Cap Collateral other than in favor of Assignee and the Permitted Encumbrances; (c) no security agreement, financing statement or other document is on file or of record in any public office with respect to the Cap Collateral, other than in favor of Assignee and the Permitted Encumbrances; and (d) to Assignor’s knowledge, the obligation of Counterparty under the Interest Rate Cap Agreement to make Payments is not subject to any defense or counterclaim.

6.                  Assignor covenants and agrees with Assignee that until such time as this Assignment is terminated: (a) it will comply with all material terms of the Interest Rate Cap Agreement; (b) it will not waive or amend any material provision of the Interest Rate Cap Agreement, fail to deliver to Assignee a copy of any material notice it receives from Counterparty or, without the prior written consent of Assignee, fail to exercise any material right thereunder; and (c) it will not change the location of its state of organization.

7.                  Assignor further covenants and agrees with Assignee that it will at any time and from time to time, upon the written request of Assignee, and at the sole expense of Assignor, promptly and duly execute and deliver such further instruments and documents and take such further action as Assignee may reasonably request for the purpose of obtaining or preserving the full benefits of this Assignment and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC. Assignor also hereby authorizes Assignee to file any such financing or continuation statement without the signature of Assignor to the extent permitted by applicable law and consistent with this Assignment. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Assignment shall be sufficient as a financing statement for filing in any jurisdiction.

8.                  This Assignment does not include the delegation to Assignee of any duties, responsibilities or obligations of Assignor under the Interest Rate Cap Agreement, Assignor remaining liable to perform all duties, responsibilities and obligations to be performed by Assignor thereunder, and Assignee shall not have any obligation or liability under the Interest Rate Cap Agreement or by reason of or arising out of this Assignment or the receipt by Assignee of any Payment, and Assignor specifically agrees to indemnify and forever hold Assignee harmless from any actual claim or liability on account thereof, including, without limitation, reasonable out-of-pocket attorneys’ fees actually incurred (but excluding any consequential, special or punitive damages), except to the extent arising from the bad faith, fraud, gross negligence, illegal acts or willful misconduct of Assignee, its agents, employees or contractors.

9.                  Assignee shall only be accountable for Payments actually received by it or its agent hereunder. Assignee’s sole duty with respect to the custody, safekeeping and physical preservation of the Cap Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as Assignee deals with similar property for its own account. Neither Assignee nor any of its members, partners, shareholders, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Cap Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Cap Collateral upon the request of Assignor or any other Person or to take any other action whatsoever with regard to the Cap Collateral or any part thereof. The powers conferred on Assignee hereunder are solely to protect Assignee’s interests in the Cap Collateral and shall not impose any duty upon Assignee to exercise any such powers. Assignee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its members, partners, shareholders, officers, directors, employees or agents shall be responsible to Assignor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct, fraud, bad faith or illegal acts.

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10.              Any notices required to be given under this Assignment shall be given in the manner provided in the Loan Agreement.

11.              This Assignment may not be modified, amended or terminated except by a written agreement executed by all of the parties hereto.

12.              Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.              Assignee shall not by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default, Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Assignee any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Assignee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Assignee otherwise has on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singularly or concurrently and are not exclusive of any rights or remedies provided by law.

14.              The parties hereto hereby notify Counterparty of this Assignment and the security interests granted to Assignee hereunder and instruct Counterparty to make all Payments to be made under or pursuant to the terms of the Interest Rate Cap Agreement, without set-off, defense or counterclaim, to an account designated in writing by Assignee pursuant to the direction contained in the “Acknowledgment of Pledge of Interest Rate Cap Agreement” delivered in accordance with Paragraph 2 above.

15.              THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES) AND ANY APPLICABLE FEDERAL LAW.

16.              This Assignment shall automatically terminate upon the earlier to occur of (a) the termination or expiration of the Interest Rate Cap Agreement and (b) the payment in full of the Loan.

17.              This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.

18.              This Assignment may be executed in any number of counterparts each of which shall be an original, but all of which shall constitute one instrument.

19.              Assignee shall have the right to assign its interest in this Assignment and the obligations hereunder in connection with any assignment of the Loan. The parties hereto acknowledge that following the execution and delivery of this Assignment, Assignee may sell, transfer and assign this Assignment, the Loan and the other Loan Documents. All references to “Assignee” hereunder shall be deemed to include the successors and assigns of Assignee and the parties hereto acknowledge that actions taken by Assignee hereunder may be taken by Assignee’s agents and by the agents of the successors and assigns of Assignee.

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IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Collateral Assignment of Interest Rate Cap Agreement as of the date first written above.

ASSIGNOR:

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By:

Name:

Its:

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ASSIGNEE:

VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company

By: Värde Partners, Inc.

Its: Manager

By:____________________________

Name:

Its:

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ACKNOWLEDGMENT OF PLEDGE OF
INTEREST RATE CAP AGREEMENT

The undersigned, as of July 24, 2026, hereby acknowledges and consents to the execution and delivery to VMC CRE Master Lending Upper REIT LLC, a Delaware limited liability company (“Assignee”), by BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Assignor”), of that certain Collateral Assignment of Interest Rate Cap Agreement to which this Acknowledgement is attached (the “Assignment”), as collateral security for the payment and performance by Assignor of each and all of its obligations under that certain Loan Agreement dated as of the date of the Assignment, between Assignor, as borrower, and Assignee, as lender, and the assignment and pledge thereby to Assignee of all of Assignor’s right, title and interest in, to and under the Cap Collateral (as defined in the Assignment). All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Assignment.

The undersigned shall document the pledge of the Cap Collateral to Assignee in accordance with its normal business practices and agrees not to consent to or permit any material modification, amendment, transfer or assignment of the Cap Collateral without the prior written consent of Assignee. The undersigned represents and warrants that the undersigned does not have any claim, right of offset, or counterclaim against Assignor under or with respect to the Cap Collateral, and Assignor is not in default to the undersigned under the Interest Rate Cap Agreement.

Notwithstanding the security interests of Assignee in the Cap Collateral, Assignee shall have no obligation or liability whatsoever to the undersigned, or any member or manager thereof, or any creditor or other Person having any relationship, contractual or otherwise, with the undersigned, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Interest Rate Cap Agreement or to take any action to collect or enforce any claim for payment due Assignor arising thereunder. The undersigned acknowledges that the security interest of Assignee in the Cap Collateral and all of Assignee’s rights and remedies under the Assignment may be freely transferred or assigned by Assignee. In the event of any such transfer or assignment, all of the provisions of this Acknowledgment of Pledge shall inure to the benefit of the transferees, successors and/or assigns of Assignee. The undersigned shall be entitled to treat the Assignee named above as the Assignee for all purposes until actual receipt of written notice of such transferee, successor or assign. The provisions of this Acknowledgment of Pledge shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

The undersigned hereby agrees that the undersigned shall, upon written notice from Assignee, cause all Payments required to be made by the undersigned pursuant to the terms of the Interest Rate Cap Agreement to be made via wire transfer directly to an account designated by Assignee.

The undersigned further acknowledges and agrees that Assignee, or any successor lender identified by Assignee, may by written notice rescind or modify the account information or payment instructions contained herein. The undersigned further agrees that all such Payments shall be made to Assignee, its successors or assigns, without set-off, defense or counterclaim (other than as permitted under the Interest Rate Cap Agreement).

The undersigned hereby agrees that Assignee shall have the sole and exclusive right to exercise all of Assignor’s powers of ownership pertaining to the Interest Rate Cap Agreement. The undersigned agrees that it shall not materially amend or modify the Interest Rate Cap Agreement without the prior written consent of Assignee, its successors or assigns.

The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts, as may be reasonably necessary or proper to carry out and effect the terms of the Assignment and this Acknowledgment of Pledge.

This Acknowledgment of Pledge is being given to induce Assignee to accept the Assignment and with the understanding that Assignee will rely hereon

[Signature page(s) to follow]

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IN WITNESS WHEREOF, the undersigned has duly executed this Acknowledgment of Pledge as of the date first written above.

COUNTERPARTY:

__________________________________,

a _________________________________

By: ____________________________

Name:

Title:

______________________

______________________

______________________

Attention:

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EXHIBIT A

confirmation of Interest Rate Cap Agreement

[see attached]

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